Exhibit 32.1


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Annual Report on Form 10-K of Electric & Gas Technology, Inc. (the "Company") for the fiscal year ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, S. Mort Zimmerman, Chairman of the Board and President, Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:     /s/  S. Mort Zimmerman
        ------------------------------------------
        Name: S. Mort Zimmerman
        Chairman of the Board and President
        Date: November 13, 2003